Exhibit 10.2

EXECUTION VERSION

WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT
dated as of November 17, 2020

among

FIRSTENERGY TRANSMISSION, LLC,
AMERICAN TRANSMISSION SYSTEMS, INCORPORATED,
MID-ATLANTIC INTERSTATE TRANSMISSION, LLC,
and
TRANS-ALLEGHENY INTERSTATE LINE COMPANY,
as Borrowers,

THE LENDERS NAMED HEREIN,
as Lenders,

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

and

THE FRONTING BANKS NAMED HEREIN,
as Fronting Banks

MIZUHO BANK, LTD.,
PNC CAPITAL MARKETS LLC,
CITIGROUP GLOBAL MARKETS INC.,
THE BANK OF NOVA SCOTIA,
BARCLAYS BANK PLC,
JPMORGAN CHASE BANK, N.A. and
MUFG BANK, LTD.,
as Joint Lead Arrangers

WAIVER AND AMENDMENT NO. 2 TO
CREDIT AGREEMENT

This WAIVER AND AMENDMENT NO. 2, dated as of November 17, 2020 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among FirstEnergy Transmission, LLC (“FET”), American Transmission Systems, Incorporated (“ATSI”), Mid-Atlantic Interstate Transmission, LLC (“MAIT”) and Trans-Allegheny Interstate Line Company (“TrAILCo”, and together with FET, ATSI and MAIT, the “Borrowers”), each of the Lenders (as defined in the Existing Credit Agreement) party hereto, PNC Bank, National Association (“PNC”), as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders, and each of the Fronting Banks (as defined in the Existing Credit Agreement) party hereto.
PRELIMINARY STATEMENTS
1.    The Borrowers, the Lenders, the Administrative Agent and the Fronting Banks are parties to that certain Credit Agreement, dated as of December 6, 2016 (as amended by Amendment No. 1 thereto, dated as of October 19, 2018, the “Existing Credit Agreement”, as amended by this Amendment, the “Amended Agreement”, and as the Amended Agreement may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Agreement.
2.    The Borrowers have requested that the Lenders irrevocably, in reliance on the representations and warranties set forth herein and the facts and circumstances disclosed by the Borrowers to the Credit Parties on or before the Amendment Effective Date (as defined below), waive (i) any breach of the representation and warranty set forth in the third sentence of Section 4.01(m) of the Existing Credit Agreement, which breach would result in an Event of Default under Section 6.01(b) of the Existing Credit Agreement, (ii) any breach of the covenant set forth in Section 5.01(i)(ii) of the Existing Credit Agreement, which breach would result in an Event of Default under Section 6.01(c)(i) of the Existing Credit Agreement, and (iii) any Event of Default that may have occurred and be continuing under Section 6.01(e) of the Existing Credit Agreement (provided, that the underlying breach or default under the applicable Indebtedness of any Borrower or any Significant Subsidiary of such Borrower that gave rise to such Event of Default under Section 6.01(e) of the Existing Credit Agreement has been irrevocably waived by the holders of such Indebtedness), in each case, solely to the extent such breach or Event of Default occurred on or before the date hereof as a consequence of the facts and circumstances described on Schedule 1 hereto (such Events of Default, collectively, the “Relevant Events of Default”, and such facts and circumstances described on Schedule 1 hereto, the “Noncompliance Event”), and the Lenders party hereto (constituting the Majority Lenders) have agreed to grant such waiver on the terms and conditions set forth herein.
3.    In consideration thereof, the Lenders party hereto desire to amend the Existing Credit Agreement in certain particulars, including, without limitation, to amend the Applicable

Margin, and the parties hereto have agreed to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Waiver. Subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, the Administrative Agent and the Majority Lenders hereby irrevocably, in reliance on the representations and warranties set forth herein and the facts and circumstances disclosed to the Credit Parties on or before the Amendment Effective Date, waive the Relevant Events of Default solely to the extent such Relevant Events of Default occurred on or before the date hereof as a consequence of the Noncompliance Event. The foregoing waiver shall be limited precisely as provided for herein and, for the avoidance of doubt, shall not be deemed to be a waiver of any of the rights or remedies of the Administrative Agent, the Fronting Banks and the Lenders under this Amendment or any other Loan Document for any existing or future Unmatured Default or Event of Default arising from any breach or failure to comply with any provision (other than, solely with respect to the Relevant Events of Default, the specific provisions referenced in paragraph 2 of the Preliminary Statements contained herein) under any Loan Document (including, without limitation, the representations and warranties set forth in Section 4.01(f) of the Credit Agreement and the second sentence of Section 4.01(g) of the Credit Agreement). The Administrative Agent, the Fronting Banks and the Lenders specifically reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents with respect to any other violation of Anti-Corruption Laws by any Covered Entity (or any director, officer, employee or agent thereof), including, without limitation, any potential violation of Anti-Corruption Laws related to the investigation by several Governmental Authorities surrounding Ohio House Bill 6 involving Mr. Larry Householder and other individuals and entities allegedly affiliated with Mr. Householder, and the Borrowers expressly acknowledge such reservation of rights.
SECTION 2.    Amendments to Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date hereof and subject to the satisfaction or waiver of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:
(a)    The following defined terms contained in Section 1.01 of the Existing Credit Agreement are hereby amended and restated in their entirety to read as follows:
“Applicable Margin” means, for any Alternate Base Rate Advance or any Eurodollar Rate Advance made to any Borrower, the interest rate per annum set forth in the relevant row of the table immediately below, determined by reference to the Reference Ratings for such Borrower from time to time in effect:

BASIS FOR PRICING	LEVEL 1 Reference Ratings at least A- by S&P or A3 by Moody’s.	LEVEL 2 Reference Ratings lower than Level 1 but at least BBB+ by S&P or Baa1 by Moody’s.	LEVEL 3 Reference Ratings lower than Level 2 but at least BBB by S&P or Baa2 by Moody’s.	LEVEL 4 Reference Ratings lower than Level 3 but at least BBB- by S&P or Baa3 by Moody’s.	LEVEL 5 Reference Ratings lower than Level 4 but at least BB+ by S&P or Ba1 by Moody’s.	LEVEL 6 Reference Ratings lower than BB+ by S&P and Ba1 by Moody’s, or no Reference Ratings.
Applicable Margin for Eurodollar Rate Advances	1.125%	1.250%	1.500%	2.000%	2.250%	2.750% in the case of FET 2.500% in the case of each Borrower other than FET
Applicable Margin for Alternate Base Rate Advances	0.125%	0.250%	0.500%	1.000%	1.250%	1.750% in the case of FET 1.500% in the case of each Borrower other than FET
For purposes of the foregoing, (i) if there is a difference of one level in Reference Ratings of S&P and Moody’s and the higher of such Reference Ratings falls in Level 1, Level 2, Level 3, Level 4 or Level 5, then the higher Reference Rating will be used to determine the Pricing Level and (ii) if there is a difference of more than one level in Reference Ratings of S&P and Moody’s, the Reference Rating that is one level above the lower of such Reference Ratings will be used to determine the Pricing Level, unless the lower of such Reference Ratings falls in Level 6, in which case the lower of such Reference Ratings will be used to determine the Pricing Level. If there exists only one Reference Rating, such Reference Rating will be used to determine the Pricing Level.
“Disclosure Documents” means (i) FE’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020 and June 30, 2020, and Current Reports on Form 8-K filed in 2020 and prior to the Amendment No. 2 Effective Date, (ii) with respect to each other Borrower, such Borrower’s (A) consolidated balance sheet as of December 31, 2019, and the related consolidated statements of income, retained earnings and cash flows for the fiscal year then ended, certified by PricewaterhouseCoopers LLP, with, in each case, any accompanying notes, and (B) unaudited consolidated balance sheet as of June 30, 2020, and the related consolidated statements of income, retained earnings and cash flows for the six-month period then ended, in each case with respect to the foregoing clauses (A) and (B), prepared in accordance with GAAP (but, in the case of such statements that are unaudited, subject to year-end adjustments and the exclusion of detailed footnotes) and copies of which have been furnished to each Lender and each Fronting Bank, and (iii)

with respect to any Borrower referenced in clause (ii) above, the matters, if any, described in the portion of Schedule V hereto applicable to such Borrower as indicated thereon.
“Material Adverse Effect” means, with respect to any Borrower, (i) any material adverse effect on, or a material adverse change in, the business, property, assets, operations, condition (financial or otherwise), liabilities (actual or contingent) or prospects of such Borrower and its Consolidated Subsidiaries, taken as a whole, (ii) any material adverse effect on the legality, validity, binding effect or enforceability against such Borrower of this Agreement or any other Loan Document to which it is a party or (iii) a material impairment of the ability of such Borrower to perform any of its obligations under this Agreement or any other Loan Document to which it is a party.
(b)    The following new definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:
“Amendment No. 2” means Waiver and Amendment No. 2, dated as of November 17, 2020, by and among the Borrowers, the Lenders party thereto, the Administrative Agent and the Fronting Banks party thereto, which Amendment No. 2 amended this Agreement pursuant to the terms thereof.
“Amendment No. 2 Effective Date” means the Amendment Effective Date (as defined in Amendment No. 2), which date is November 17, 2020.
“FE Borrowers” means the Borrowers (as such term is defined in the FE Credit Agreement).
“FE Credit Agreement” means that certain Credit Agreement, dated as of December 6, 2016, as amended by Amendment No. 1 thereto, dated as of October 19, 2018, and Waiver and Amendment No. 2 thereto, dated as of November 17, 2020, among FE, The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, The Potomac Edison Company and West Penn Power Company, as borrowers, the lenders party thereto, Mizuho Bank, Ltd., as administrative agent, the fronting banks party thereto and the swing line lenders party thereto.
(c)     The table contained in Section 2.04(a) of the Existing Credit Agreement is hereby amended by deleting the number “0.275%” in Level 4 therein in its entirety and substituting therefor the number “0.30%”.

(d)    Section 3.02(i)(A) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(A)    The representations and warranties of such Borrower contained in Section 4.01 (other than the first sentence of subsection (g) thereof (but solely with respect to the unaudited consolidated balance sheet of such Borrower and its Subsidiaries, as at September 30, 2016, and the related consolidated statements of income, retained earnings and cash flows for the nine months then ended) with respect to any Extension of Credit following the initial Extension of Credit) are true and correct on and as of the date of such Extension of Credit, before and after giving effect to such Extension of Credit and to the application of the proceeds therefrom, as though made on and as of such date (other than, as to any such representation or warranty that by its terms refers to a specific date other than the date of such Extension of Credit, in which case, such representation and warranty shall be true and correct as of such specific date);”
(e)    Section 3.02(i) of the Existing Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (B) thereof and (ii) adding the following new clauses (D) and (E) at the end thereof to read as follows:

“(D)    Immediately after giving pro forma effect to such Extension of Credit, the aggregate amount of FE’s cash and cash equivalents shall not exceed $500,000,000; and

(E)    FE’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020 shall have been filed with the SEC; provided, however, that this clause (E) shall not constitute a condition to any Extension of Credit to the Borrowers (other than FET) if (and only if), immediately after giving effect to such Extension of Credit, the sum of (i) the aggregate Outstanding Credits for the account of the Borrowers (other than FET) plus (ii) the aggregate Outstanding Credits (as defined in the FE Credit Agreement) for the account of the FE Borrowers (other than FE) under the FE Credit Agreement, shall not exceed $500,000,000 in the aggregate;”
(f)    Section 4.01(m) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(m)    Anti-Corruption Laws and Sanctions. Such Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance with Anti-Corruption Laws and Sanctions in all respects by the Covered Entities and their respective directors, officers, employees and, to the extent commercially reasonable, agents under the control and acting on behalf of the Covered Entities. The Covered Entities are in compliance in all material respects with (i) the Trading with the Enemy Act, as amended, and each of the regulations promulgated by OFAC (31 CFR, Subtitle B, Chapter V, as amended)

and any other enabling legislation or executive order relating thereto, and (ii) the Patriot Act. The Covered Entities and their respective officers and employees and, to the knowledge of such Borrower, the Covered Entities’ directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects, except to the extent disclosed in Schedule 1 to Amendment No. 2. None of the Covered Entities or any of their respective directors, officers or employees or, to the knowledge of such Borrower, any agent of the Covered Entities (i) is a Sanctioned Person, (ii) has assets located in Sanctioned Countries in violation of applicable Sanctions, (iii) does business in or with, or derives its operating income from investments in, or transactions with, Sanctioned Persons or (iv) does unauthorized business in or with, or derives its operating income from unauthorized investments in, or transactions with, Sanctioned Countries. No Borrowing or use of proceeds thereof will violate Anti-Corruption Laws or applicable Sanctions.”
(g)    Section 5.01(i) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(i)    Compliance with Anti-Corruption Laws and Sanctions. (i) Maintain in effect and enforce, and cause the other Covered Entities to maintain in effect and enforce, policies and procedures designed to ensure compliance with Anti-Corruption Laws and applicable Sanctions in all respects by the Covered Entities and their respective directors, officers, employees and, to the extent commercially reasonable, agents under the control and acting on behalf of the Covered Entities, and (ii) comply, and cause the other Covered Entities to comply, in all material respects with Anti-Corruption Laws and Sanctions applicable to it or its property.”
(h)    Section 6.01 of the Existing Credit Agreement is hereby amended by (i) adding the word “or” at the end of clause (i) thereof and (ii) adding the following new clause (j) immediately after clause (i) thereof:

“(j)    (i) Any indictment shall be issued against FE or any of its Affiliates arising from a purported violation of any Anti-Corruption Law, or (ii) FE or any of its Affiliates shall have entered into any deferred prosecution agreement (or similar agreement) with respect to a purported violation of any Anti-Corruption Law (other than any deferred prosecution agreement (or similar agreement) solely with respect to the Noncompliance Event (as defined in Amendment No. 2));”

SECTION 3.     Conditions to Effectiveness.

This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):

(a)     The Administrative Agent shall have received, in immediately available funds, to the extent invoiced prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) to the Administrative Agent) required to be reimbursed or paid by the Borrowers hereunder or under any other Loan Document.
(b)    The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:
(i)    either (A) counterparts of this Amendment duly executed by each of the Borrowers, the Majority Lenders, the Administrative Agent and the Fronting Banks or (B) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Amendment) that such parties have signed counterparts of this Amendment;
(ii)    copies of all the Disclosure Documents (it being agreed that those Disclosure Documents publicly available on the SEC’s EDGAR Database or on FE’s website no later than the Business Day immediately preceding the Amendment Effective Date will be deemed to have been delivered under this clause (ii) and the Lenders party hereto acknowledge receipt of each such Disclosure Document);
(iii)    an opinion of James A. Arcuri, Associate General Counsel of FirstEnergy Service Company, counsel for the Borrowers;
(iv)    an opinion of Jones Day, special counsel for the Borrowers;
(v)    good standing certificates with respect to FET issued no earlier than fifteen (15) days prior to the Amendment Effective Date;
(vi)    certified copies of (A) the resolutions of the Board of Directors of each Borrower approving this Amendment, the Amended Agreement and the other Loan Documents being executed and delivered in connection with this Amendment to which such Borrower is, or is to be, a party and (B) all documents evidencing any other necessary corporate action with respect to this Amendment, the Amended Agreement and such other Loan Documents;

(vii)    a certificate of the Secretary or an Assistant Secretary of each Borrower certifying (A) the names and true signatures of the officers of such Borrower authorized to sign this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party and the other documents to be delivered hereunder, (B) that attached thereto are true and correct copies of the Organizational Documents of such Borrower, in each case as in effect on such date, and (C) that attached thereto are true and correct copies of all governmental and regulatory authorizations and approvals (including such Borrower’s Approval) required for the due execution, delivery and performance by such Borrower of this Amendment, the Amended Agreement and each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is, or is to become, a party; and
(viii)    a certificate of an Authorized Officer of each Borrower (the statements in which shall be true) certifying that, both before and after giving effect to this Amendment, (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default with respect to such Borrower (other than the Relevant Events of Default) and (B) all representations and warranties of such Borrower contained in the Amended Agreement and each other Loan Document to which such Borrower is a party are true and correct in all material respects (or, in the case of any such representation or warranty already qualified by “Material Adverse Effect” or any other materiality qualification, true and correct in all respects) on and as of the Amendment Effective Date, as though made on and as of such date (other than any such representation or warranty that by its terms refers to a specific date, in which case such representation and warranty shall be true and correct as of such specific date);
(c)    The Administrative Agent shall have received evidence, in form and substance satisfactory to the Administrative Agent, that any defaults related to the occurrence of the Noncompliance Event under any agreements or instruments evidencing any existing Indebtedness of FE exceeding (or with undrawn commitments exceeding) $100,000,000 have been waived, and FET shall have certified to the Administrative Agent and the Lenders that no such defaults (other than such defaults that have been waived) exist.
(d)    (i) FET shall have executed and delivered to the Administrative Agent the fee letter agreement, dated the date hereof, between FET and the Administrative Agent and (ii) FET shall have paid (or caused to be paid) to the Administrative Agent, in immediately available funds, all of the fees payable in accordance with such fee letter agreement.
(e)    The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.

SECTION 4.     Conditions Subsequent.

The Borrowers shall satisfy (or cause to be satisfied) each of the requirements set forth below on or before the date specified for such requirement (or such later date as may be agreed by the Administrative Agent in its sole discretion):
(a)    No later than December 4, 2020, the Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:
(i)    Opinions of (A) special Maryland counsel to TrAILCo, and (B) special Virginia counsel to TrAILCo;
(ii)    Good standing certificates with respect to each Borrower (other than FET) issued no earlier than fifteen (15) days prior to the Amendment Effective Date; and
(iii)    Such other certifications, opinions, financial or other information, approvals and documents as the Administrative Agent, any Fronting Bank or any other Lender may have reasonably requested, all in form and substance satisfactory to the Administrative Agent, such Fronting Bank or such other Lender (as the case may be).
(b)    No later than January 15, 2021, the Borrowers shall have entered into an amendment to the Credit Agreement providing for (i) updated replacement LIBOR language (based on the ARRC hard-wired fallback language), (ii) a customary limited liability company divisions provision and (iii) an updated EEA bail-in provision (reflecting the departure of the United Kingdom from the European Union), in each case, as reasonably agreed to by the Borrowers and the Administrative Agent and as customary for a facility of this type.
(c)     Prior to February 1, 2021, and at such other times thereafter as may be reasonably requested by the Administrative Agent or the Majority Lenders (but not before May 1, 2021 and no more frequently than once per fiscal quarter), FET shall deliver to the Administrative Agent (who shall provide a copy to the Lenders) a written report, in form, detail and substance reasonably satisfactory to the Administrative Agent and the Majority Lenders, describing the actions that FET has taken and will be taking in order to ensure that FET and the other Covered Entities (and their respective officers, directors and employees) have in place policies and procedures necessary to ensure compliance with Anti-Corruption Laws; provided, that FET shall not be required to provide (i) information subject to attorney-client privilege or (ii) information prohibited to be disclosed to the Credit Parties by Applicable Law.
(d)    Within one (1) Business Day after the filing of FE’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2020 (the “2020 3Q 10-Q”) with the SEC, FET shall deliver to the Administrative Agent a certificate of an Authorized Officer of FET (the statements in which shall be true, as reasonably determined by the Majority Lenders) certifying that the 2020 3Q 10Q does not contain any information that varies from the information contained in the draft Form 10-Q of FE for the quarterly period ended September 30, 2020

(Confidential Draft dated November 16, 2020) delivered to the Administrative Agent and the Lenders on November 16, 2020 (the “Draft 10-Q”) in any respect materially adverse to the interests of the Lenders under the Credit Agreement and the other Loan Documents.
SECTION 5.     Representations and Warranties.

Each Borrower represents and warrants as follows:
(a)    Due Authorization. The execution, delivery and performance by it of this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which such Borrower is a party, and the performance by such Borrower of the Amended Agreement, have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.
(b)    No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is a party, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor the performance by it of the Amended Agreement, contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to such Borrower.
(c)    Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) the performance by it of the Amended Agreement, in each case, other than such Borrower’s Approval, as applicable, which has been duly issued and is in full force and effect.
(d)    Execution and Delivery. This Amendment and the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment and the Amended Agreement is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.

(e)    No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of such Borrower to the Administrative Agent, any Fronting Bank or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby (including, without limitation, the Draft 10-Q), when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.
(f)    Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of such Borrower, threatened against such Borrower or any of its Subsidiaries that involve this Amendment, the Amended Agreement or any other Loan Document.
(g)    No Default. No Unmatured Default or Event of Default has occurred and is continuing (other than the Relevant Events of Default) or would occur as a result of (i) the execution, delivery or performance by such Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by such Borrower of the Amended Agreement.
(h)    Policies and Procedures Regarding Compliance with Anti-Corruption Laws. The Borrowers have provided to the Administrative Agent on or prior to the Amendment Effective Date a true and complete (i) list and copy of all policies and procedures currently in place at each Borrower and each Covered Entity related to compliance with Anti-Corruption Laws and (ii) summary and description of all remedial actions taken by, changes made by, or other responses of each Borrower and each Covered Entity with respect to the Noncompliance Event.
(i)    Anti-Corruption Laws. No Borrowing has been used in violation of any Anti-Corruption Law.
(j)    2020 3Q 10-Q. Pursuant to the Form 12b-25 filed by FE with the SEC on November 9, 2020, the deadline for the filing of the 2020 3Q 10-Q with the SEC was extended to November 16, 2020.  FE is not able to meet such extended filing deadline, and intends to file the 2020 3Q 10-Q with the SEC on or before November 19, 2020, as a result of the additional time needed to provide appropriate disclosure in the 2020 3Q 10-Q with respect to (i) the Noncompliance Event, (ii) the ongoing government investigations and internal investigations regarding matters previously publicly disclosed by FE, (iii) FE’s re-evaluation of its controls framework and (iv) identification of one or more material weaknesses in its internal controls framework, but not due to any material dispute or disagreement with FE’s independent accounting firm as to the substance of any disclosure (or any omission of any disclosure) in the 2020 3Q 10-Q.

SECTION 6. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The waiver and amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Borrower requiring the consent of the Administrative Agent, the Fronting Banks or the Lenders except to the extent specifically provided for herein. Except as expressly set forth herein, the Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrowers for any existing or future Unmatured Default or Event of Default. The Administrative Agent, the Fronting Banks and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrowers expressly acknowledge such reservation of rights. Any future or additional waiver or amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.
(b)    Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Fronting Banks under the Existing Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Credit Agreement or any other Loan Document.
SECTION 7.    Costs and Expenses.
Each Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and each Fronting Bank in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) for the Administrative Agent and the Fronting Banks with respect thereto and with respect to advising the Administrative Agent and the Fronting Banks as to their rights and responsibilities under this Amendment. Each Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Amended Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section. The Borrowers acknowledge and agree that, pursuant to Section 8.05(a) of the Credit Agreement, they are required to pay, among other costs and expenses set forth therein, the reasonable fees and expenses of counsel for the Administrative Agent (including, but not limited to, any local counsel and any specialist counsel for the Administrative Agent), in accordance with the terms thereof.
SECTION 8.    Counterparts.
This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
SECTION 9.    Governing Law.
This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 10. Miscellaneous.
This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.

SECTION 11. Release.
In consideration of, among other things, the Administrative Agent’s, the Fronting Banks’ and the Lenders’ execution and delivery of this Amendment, each Borrower, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, liens, warranties, damages and consequential damages, judgments, costs or expenses whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Credit Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith; or (ii) any aspect of the dealings or relationships between or among the Borrowers, on the one hand, and any or all of the Credit Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by any Borrower of any Advances or other financial accommodations made by any Credit Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts existing on or prior to the date of receipt of any such Advances or other financial accommodations. In entering into this Agreement, each Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 11 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Advances.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FIRSTENERGY TRANSMISSION, LLC
AMERICAN TRANSMISSION SYSTEMS,
INCORPORATED
MID-ATLANTIC INTERSTATE
TRANSMISSION, LLC
TRANS-ALLEGHENY INTERSTATE LINE
COMPANY

By    /s/ Steven R. Staub
    Name: Steven R. Staub
    Title: Vice President and Treasurer

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a Lender and as a Fronting Bank

By     /s/ Kelly Sarver
Name: Kelly Sarver
Title: Vice President

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By     /s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By     /s/ Nancy R. Barwig
Name: Nancy R. Barwig
Title: Executive Director

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

MUFG BANK, LTD., as a Lender

By     /s/ Jeffrey P. Fesenmaier
Name: Jeffrey P. Fesenmaier
Title: Managing Director

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

THE BANK OF NOVA SCOTIA, as a Lender

By     /s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

CITIBANK, N.A., as a Lender

By     /s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director / Vice President

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By     /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director
[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW YORK BRANCH, as a Lender

By     /s/ Anju Abraham
Name: Anju Abraham
Title: Authorized Signatory

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By     /s/ Justin Painter
Name: Justin Painter
Title: Authorized Signatory

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By     /s/ Julie Hong
Name: Julie Hong
Title: Authorized Signatory

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By     /s/ Julie Hong
Name: Julie Hong
Title: Vice President

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By     /s/ Katie Lee
Name: Katie Lee
Title: Director

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

TD BANK, N.A., as a Lender

By     /s/ Shannon Batchman
Name: Shannon Batchman
Title: Sr. Vice President
[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By     /s/ Joe Horrigan
Name: Joe Horrigan
Title: Managing Director
[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By     /s/ Renee M. Bonnell
Name: Renee M. Bonnell
Title: Senior Vice President
[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

SANTANDER BANK, N.A., as a Lender

By     /s/ Andres Barbosa
Name: Andres Barbosa
Title: Managing Director

By     /s/ Zara Kamal
Name: Zara Kamal
Title: Vice President
[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

FIFTH THIRD BANK, as a Lender

By     /s/ Larry Hayes
Name: Larry Hayes
Title: Director

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

THE BANK OF NEW YORK MELLON, as a Lender

By     /s/ Richard K. Fronaplel, Jr.
Name: Richard K. Fronaplel, Jr.
Title: Director
[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

CITIZENS BANK, N.A., as a Lender

By     /s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President
[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:     /s/ Martin H. McGinty
Name: Martin H. McGinty
    Title: Director
[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:     /s/ Jeffrey Kindler
Name: Jeffrey Kindler
Title: Senior Vice President

[Signature Page to Waiver and Amendment No. 2 to FirstEnergy Transmission, LLC Revolving Credit Agreement]

Schedule 1

Noncompliance Event

    Payment by FE in January 2019 to an individual (the “Individual”) or the consulting firm related to such Individual of approximately $4.3 million in connection with the termination of a purported consulting agreement (which had been in place since 2013) and the conduct corresponding to such payment of such consulting firm and the Individual (acting at the request or for the benefit of FE as a consequence of receiving such payment) and of FE (or any of FE’s directors, officers or employees) during the time period after such payment during which the Individual was acting in any governmental or regulatory capacity, in each case, as previously disclosed to the Administrative Agent and the Lenders on or prior to the date hereof.   Following such payment, in February 2019 such Individual was appointed (and assumed such position in April 2019) to a full-time role as an Ohio governmental official directly involved in regulating The Cleveland Electric Illuminating Company, Ohio Edison Company and The Toledo Edison Company, including with respect to distribution rates.